Employee Benefit Plans	12 Months Ended
Dec. 31, 2013
Employee Benefit Plans
18.	Employee Benefit Plans

Nucor makes contributions to a Profit Sharing and Retirement Savings Plan for qualified employees based on the profitability of the Company. Nucor’s expense for these benefits totaled $71.7 million in 2013 ($77.7 million in 2012 and $117.7 million in 2011). The related liability for these benefits is included in salaries, wages and related accruals.

Nucor also has a medical plan covering certain eligible early retirees. The unfunded obligation, included in deferred credits and other liabilities in the consolidated balance sheets, totaled $9.9 million at December 31, 2013 ($13.5 million at December 31, 2012). The benefit associated with this early retiree medical plan totaled $0.6 million in 2013 (benefit of $1.9 million in 2012 and expense of $3.5 million in 2011). We also recorded a non-cash gain of $29.0 million in cost of products sold in 2011 as a result of a correction of an error in the actuarial calculation for the plan. The error also resulted in a $7.6 million reduction of other comprehensive income. This error did not have a material impact on that period or any previously reported periods.

The discount rate used was 4.6% in 2013 (3.7% in 2012 and 4.5% in 2011). The health care cost increase trend rate used was 6.6% in 2013 (6.6% in 2012 and 6.7% in 2011). The health care cost increase in the trend rate is projected to decline gradually to 4.5% by 2027.